Management Presentation
November 7, 2006

Third Quarter 2006 Results

MDC PARTNERS

MDC PARTNERS

Forward Looking Statements and Other Information

This presentation contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the follow:

- risks associated with effects of national and regional economic conditions;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to remain in compliance with its debt agreements and the Company's ability to finance its contingent payment obligations when due and payable, including, but not limited to, those relating to "put" option rights;
- risks arising from identified and potential future material weaknesses in internal control over financial reporting;
- the Company's ability to retain and attract key employees;
- the successful completion and integration of acquisitions which complement and expand the Company's business capabilities;
- foreign currency fluctuations; and
- risks arising from the Company's historical option grant practices.

In addition to improving organic growth for its existing operations, the Company's business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company's leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company's securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption "Risk Factors" and in the Company's other SEC filings.

Q3 Update

- Definitive agreement to sell Secure Products International
- Zyman Group rebuilding pipeline
- 2 new CRM service centers

MDC PARTNERS

SPI Overview

- Sale of all four SPI businesses
- Consideration: $27 million for 92.5% of business
  - $20 million at closing
  - $1 million annually for 5 years related to a consulting arrangement
  - 7.5% equity interest in the newly formed SPI
- Expected Close Date: mid-November

MDC PARTNERS

Summary of Consolidated Results

(US$ in millions)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2006	2005	*% Change*	2006	2005	*% Change*
Revenue	$ 101.1	$ 97.0	*4.3*	$ 299.3	$ 261.0	*14.7*
Operating Expenses						
Cost of services sold	57.2	55.5	*3.0*	177.8	155.2	*14.6*
Office and general expenses	36.7	28.9	*27.1*	97.7	77.8	*25.5*
Depreciation and amortization	6.7	6.9	*(3.0)*	18.6	16.7	*11.5*
Operating Income	0.6	5.7	*(89.3)*	5.3	11.4	*(53.6)*
Loss from Contining Operations	(3.1)	(2.3)		(8.4)	(4.8)	
Continuing Loss per Share - basic & diluted	$ (0.13)	$ (0.10)		$ (0.35)	$ (0.21)	

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Non-recurring Q3 Charges

(US$ in millions)	
Non-recurring / Unusual Items:	
West Coast Office Shut-down Costs	$2.9
Options Review Professional Fees	0.4
CRM Start Up Costs (2 new centers)	0.4
Total Non-Recurring / Unusual Items	**3.7**
Q3 Reported Operating Income	0.6
Adjusted Q3 Operating Income	**$4.3**

MDC PARTNERS

Summary of Segment Results – Revenue

(US$ in millions)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2006	**2005**	***% Change***	**2006**	**2005**	***% Change***
Revenue						
Strategic Marketing Services	$ 61.7	$ 59.7	*3.3*	$ 180.3	$ 153.8	*17.2*
Customer Relationship Management	20.9	16.6	*25.8*	60.7	49.1	*23.6*
Specialized Communications Services	18.5	20.6	*(10.3)*	58.3	58.1	*0.4*
Total Revenue	$ 101.1	$ 97.0	*4.3*	$ 299.3	$ 261.0	*14.7*

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Q3 2006 Components of Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Acquisition Growth	-	-	2.3%	0.5%
Foreign Exchange Growth	0.6%	-	3.0%	1.0%
Change in Accounting	0.8%	-	-	0.5%
Organic Growth	1.9%	25.8%	-15.6%	2.3%

MDC PARTNERS

YTD September 30, 2006 Components of Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Acquisition Growth	7.6%	-	1.6%	4.9%
Foreign Exchange Growth	0.7%	-	3.2%	1.2%
Change in Accounting	0.3%	-	-	0.2%
Organic Growth	8.5%	23.6%	-4.5%	8.5%

MDC PARTNERS

Summary of Group Results – Total EBITDA

(US$ in millions)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2006	2005	*% Change*	2006	2005	*% Change*
EBITDA						
Strategic Marketing Services	$ 9.3	$ 15.1	*(38.3)*	$ 30.4	$ 33.7	*(9.7)*
Customer Relationship Management	1.2	1.4	*(12.3)*	4.3	3.3	*29.8*
Specialized Communications Service	1.9	4.0	*(53.7)*	9.4	9.6	*(1.7)*
Marketing Communications Group	12.4	20.5	*(39.5)*	44.2	46.6	*(5.2)*
margin	*12.3%*	*21.1%*		*14.8%*	*17.9%*	
Corporate	(3.4)	(7.3)	*52.9*	(13.3)	(16.2)	*(17.8)*
Total EBITDA	$ 9.0	$ 13.2	*(32.1)*	$ 30.9	$ 30.4	*1.5*
margin	*8.9%*	*13.6%*		*10.3%*	*11.6%*	

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Summary of Segment Results – MDC's Share of EBITDA

(US$ in millions)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2006	2005	*% Change*	2006	2005	*% Change*
MDC EBITDA						
Strategic Marketing Services	$ 8.0	$ 9.8	*(18.8)*	$ 22.5	$ 21.8	*3.2*
Customer Relationship Management	1.3	1.4	*(8.3)*	4.3	3.3	*31.4*
Specialized Communications Service	1.4	3.2	*(56.9)*	7.4	7.2	*3.5*
Marketing Communications Group	10.6	14.4	*(26.4)*	34.2	32.3	*6.1*
margin	*10.5%*	*14.9%*		*11.4%*	*12.4%*	
Corporate	(3.4)	(7.3)	*52.9*	(13.3)	(16.2)	*17.8*
Total MDC EBITDA	$ 7.2	$ 7.1	*0.9*	$ 20.9	$ 16.0	*30.3*
margin	*7.1%*	*7.3%*		*7.0%*	*6.1%*	

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Cash EPS Reconciliation

(US$ in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2006	2005	2006	2005
Net Loss from Continuing Operations	($3.1)	($2.3)	($8.4)	($4.8)
Depreciation & Amortization	7.5	7.2	20.2	17.6
Stock Based Compensation	1.6	0.6	7.0	2.4
Cash Earnings	$6.0	$5.5	$18.8	$15.2
Diluted Shares	23.9	23.7	23.8	23.2
Cash EPS	$0.25	$0.23	$0.79	$0.65

MDC PARTNERS

Free Cash Flow

(US$ in millions)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2006	2005	2006	2005
Sources of Cash:				
MDC EBITDA - Continuing Operations	$7.2	$7.1	$20.9	$16.0
MDC EBITDA - Discontinued Operations	2.3	2.2	3.8	2.4
Cash Distributions to MDC from Unconsolidated Affliates	0.1	0.8	0.5	1.4
Cash from Operations	$9.6	$10.2	$25.2	$19.8
Uses of Cash:				
Capital Expenditures - Continuing Operations	(7.5)	(1.6)	(18.8)	(6.6)
Capital Expenditures - Discontinued Operations	(0.5)	(0.2)	(1.6)	(2.1)
Cash Taxes	(0.1)	(0.6)	(0.9)	(1.2)
Cash Interest	(1.6)	(1.4)	(6.3)	(4.2)
	(9.6)	(3.9)	(27.7)	(14.0)
Net Free Cash Flow	($0.0)	$6.3	($2.5)	$5.8

Amounts may not foot due to rounding.

MDC PARTNERS

Liquidity Profile

Available Liquidity at September 30, 2006

(US$ in millions)	
Commitment Under Credit Facility	$100.0
Borrowings Under Credit Facility	89.5
Letters of Credit	3.9
Funds Available Under Credit Facility	$6.6
Available Cash	4.6
Liquidity	$11.2

Appendix

MDC PARTNERS

MDC PARTNERS

Potential Contractual Put Obligations and Estimated Impact on EBITDA

(US$ in thousands)	Estimated Put Impact at September 30, 2006		
	Cash	Stock	EBITDA
2006	$6,099	$206	$2,160
2007	6,618	1,206	3,481
2008	28,151	7,329	8,577
2009	31,689	8,564	4,123
2010	10,650	3,935	272
Thereafter	2,578	1,821	598
Total	$85,785	$23,061	$19,211

Effective Multiple	*5.7*

Note: Amounts represent maximum potential amounts payable should a Partner put their interest to MDC.

MDC PARTNERS

Summary of Segments – Marketing Communications

Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	
Allard Johnson	Accent	Banjo	IHC
ACLC		Bratskeir	Northstar Research
Colle & McVoy		Bruce Mau	Yamamoto Moss Mackenzie
Crispin Porter Bogusky		Bryan Mills	Onbrand
Fletcher Martin		Chinnici	Veritas
Kirshenbaum Bond + Partners		Computer Composition	Source
Margeotes Fertitta Powell		Hello	Targetcom
Mono		Henderson bas	
Vitro Robertson			
Zyman Group			

MDC PARTNERS

Definition of Non-GAAP Metrics

- **EBITDA:** EBITDA is a non-GAAP measure, that represents operating income (loss) plus depreciation and amortization plus stock-based compensation. A reconciliation of "EBITDA" to the US GAAP reported results of operations has been provided by the Company in the tables included in the earnings release issued on November 7, 2006.
- **MDC's Share of EBITDA:** Represents EBITDA less minority interest.
- **Organic Revenue Growth:** Organic revenue growth is a non-GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts.
- **Cash Earnings:** Cash earnings is a non-GAAP measure that represents earnings (losses) from continuing operations plus depreciation and amortization plus stock based compensation.
- **Free Cash Flow:** Free cash flow is a non-GAAP measure that represents EBTIDA less minority interest plus cash distributions from unconsolidated affiliates less capital expenditures less cash interest less cash taxes.